       As filed with the Securities and Exchange Commission on December 11, 2001
                                                      Registration No. 333-58422
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                         POST EFFECTIVE AMENDMENT NO. 1
                                       to
                                    FORM S-8
                             REGISTRATION STATEMENT

                                      Under
                           The Securities Act Of 1933

                             ----------------------

                                 INFOSPACE, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------
             DELAWARE                                 91-1718107
     (State of Incorporation)            (I.R.S. Employer Identification Number)

                               601 108th Ave N.E.
                                   Suite 1200
                               Bellevue, WA 98004
                    (Address of principal executive offices)

                             ----------------------

               INFOSPACE, INC. 2001 NONSTATUTORY STOCK OPTION PLAN
                INFOSPACE, INC. AND SARAIDE INC. 2000 STOCK PLAN
                           (Full titles of the plans)

                             ----------------------

                               John M. Hall, Esq.
                    Senior Vice President and General Counsel
                                 InfoSpace, Inc.
                               601 108th Ave N.E.
                                   Suite 1200
                               Bellevue, WA 98004
                                 (425) 201-6100
            (Name, address, including zip code and telephone number,
                   including area code, of agent for service)


                             ----------------------

                                    Copy to:
                           Patrick J. Schultheis, Esq.
                     Wilson Sonsini Goodrich & Rosati, P.C.
                               5300 Carillon Point
                           Kirkland, Washington 98033
                                 (425) 576-5800

                                 INFOSPACE, INC.

                        REGISTRATION STATEMENT ON FORM S-8

                             EXPLANATORY STATEMENT

 InfoSpace, Inc. hereby amends its registration statement on Form S-8 by filing of this Post-Effective Amendment No. 1 to reflect the amendment and restatement of the InfoSpace, Inc. 2001 Nonstatutory Stock Option Plan. The amended and restated plan is filed herewith as Exhibit 4.1. No additional securities are being registered.


                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.  Exhibits.

    EXHIBIT
     NUMBER                                                      DESCRIPTION
    -------        --------------------------------------------------------------------------------------------------
      4.1          InfoSpace, Inc. 2001 Nonstatutory Stock Option Plan (as amended and restated effective October 19,
                   2001)
      4.2          InfoSpace, Inc. and Saraide Inc. 2000 Stock Plan (1)
      5.1          Opinion of Wilson Sonsini Goodrich & Rosati, P.C. as to legality of securities being registered*
     23.1          Consent of Deloitte & Touche L.L.P., Independent Auditors*
     23.2          Consent of Wilson Sonsini Goodrich & Rosati, P.C. (contained in Exhibit 5.1)*
     24.1          Power of Attorney*

-------------------------------------
 * Previously filed as an exhibit to this Registration Statement on Form S-8 (No. 333-58422).

(1) Incorporated by reference to the Registration Statement on Form S-3
    (No. 333-93167) filed by the registrant on December 21, 1999, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on this 11th day of December, 2001.

                                       INFOSPACE, INC.


                                       /s/ John M. Hall
                                       -----------------------------------------
                                       John M. Hall
                                       Senior Vice President and General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant in the capacities as of December 11, 2001.

                       Signature                                                Title
                       ---------                                                -----


                           *                                Chairman and Chief Executive Officer
--------------------------------------------------------    (Principal Executive Officer)
Naveen Jain


                           *                                Chief Financial Officer
--------------------------------------------------------    (Principal Financial and Accounting Officer)
Tammy D. Halstead


                           *                                President, Chief Operating Officer and Director
-------------------------------------------------------
Edmund O. Belsheim, Jr.


                           *                                Director
--------------------------------------------------------
John E. Cunningham, IV


                           *                                Director
--------------------------------------------------------
Peter L. S. Currie


                                                            Director
--------------------------------------------------------
Richard D. Hearney


                           *                                Director
--------------------------------------------------------
Rufus W. Lumry, III


                           *                                Director
--------------------------------------------------------
William D. Savoy


                                                            Director
--------------------------------------------------------
Lewis M. Taffer


*By:  /s/ John M. Hall
--------------------------------------------------------
John M. Hall, as attorney-in-fact

                                 INFOSPACE, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS

    EXHIBIT
     NUMBER                                                      DESCRIPTION
    -------        --------------------------------------------------------------------------------------------------
      4.1          InfoSpace, Inc. 2001 Nonstatutory Stock Option Plan (as amended and restated effective October 19,
                   2001)
      4.2          InfoSpace, Inc. and Saraide Inc. 2000 Stock Plan (1)
      5.1          Opinion of Wilson Sonsini Goodrich & Rosati, P.C. as to legality of securities being registered*
     23.1          Consent of Deloitte & Touche L.L.P., Independent Auditors*
     23.2          Consent of Wilson Sonsini Goodrich & Rosati, P.C. (contained in Exhibit 5.1)*
     24.1          Power of Attorney*

-------------------------------------
 * Previously filed as an exhibit to this Registration Statement on Form S-8 (No. 333-58422).

(1) Incorporated by reference to the Registration Statement on Form S-3
    (No. 333-93167) filed by the registrant on December 21, 1999, as amended.